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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  October 29, 1998


                             TECHNOLOGY SOLUTIONS COMPANY
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                (Exact Name of Registrant as Specified in Its Charter)


Delaware                                0-19433               36-3584201
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)        Identification No.)


205 North Michigan Avenue, Suite 1500, Chicago, IL              60601
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (312) 228-4500
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                                    Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          On October 29, 1998, the Board of Directors (the "Board") of Technology Solutions Company (the "Company") adopted a Rights Agreement (the "Rights Agreement") and approved a number of amendments (the "By-law Amendments") to the Company's By-laws (as amended and restated, the "By-laws"). Copies of the Rights Agreement, the By-laws and the Company's news release issued on October 29, 1998 are filed as Exhibits hereto and each is incorporated by reference herein.

          Pursuant to the Rights Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Company as of the close of business on November 9, 1998.

          The By-law Amendments include, among other things, the addition of requirements relating to stockholder proposals and stockholder nominations to the Board to be considered at an Annual Meeting of Stockholders.

          In order for a stockholder proposal or nomination to be properly presented at an Annual Meeting the stockholder proponent must comply with the relevant notice requirements contained in the By-laws. These requirements relate to both the timing and content of the notice.

          To be timely, a written notice of a proposal or nomination for consideration at the Company's 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") must be delivered to the Secretary of the Company not earlier than June 10, 1999 and not later than July 3, 1999. Reference is made to Sections 1.11 and 1.12 of the By-laws for the requirements as to the information that must be contained in any such notice.

          In addition, any stockholder proposal that is intended to be included in the Company's Proxy Statement for its 1999 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 1999 Annual Meeting is May 11, 1999.

          If a stockholder proposal is properly presented at the 1999 Annual Meeting in accordance with the requirements described above and is not included in the Company's Proxy Statement for that meeting, the proxy holders appointed by the Company may exercise discretionary authority if, in the Proxy Statement, the Company advises stockholders on the nature of the proposal and how the proxy holders appointed by the Company intend to vote on the proposal, unless the stockholder submitting such proposal satisfies certain requirements of the Securities

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and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

          Not applicable.

(b)       PRO FORMA FINANCIAL INFORMATION:

          Not applicable.

(c)       EXHIBITS:

3         By-laws of the Company.

4 Rights Agreement dated as of October 29, 1998 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

20        News release issued by the Company on October 29, 1998.

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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TECHNOLOGY SOLUTIONS COMPANY


Date:  October 29, 1998                By: John T. Kohler
                                          ____________________________________
                                       Name:  John T. Kohler
                                       Title: President and
                                              Chief Executive Officer

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                                    EXHIBIT INDEX


          The following Exhibits are filed herewith:

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

EXHIBIT NO.    DESCRIPTION
3              By-laws of the Company.

4 Rights Agreement dated as of October 29, 1998 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

20             News release issued by the Company on October 29, 1998.
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